SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 20, 1999





                               SUN BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                       0-20957                  52-1382541
----------------------------          --------------           -----------------
(State or other jurisdiction          (SEC File No.)            (IRS Employer
     of incorporation)                                         Identification
                                                                   Number)


226 Landis Avenue, Vineland, New Jersey                      08360
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(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code: (609) 691-7700
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On May 20, 1999, the Registrant announced that the Board of Directors had declared a 5% stock dividend to all stockholders of record on June 7, 1999, payable on June 21, 1999. No fractional shares will be issued and in lieu thereof stockholders will receive cash based on the fair market value as of the record date.

         For further details, reference is made to the Press Release dated May 20, 1999, which is attached hereto as Exhibit 99 and incorporated herein by reference.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated May 20, 1999.
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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                SUN BANCORP, INC.


Date: May 21, 1999                         By:  /s/ Robert F. Mack
                                                --------------------------------
                                                Robert F. Mack
                                                Executive Vice President